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                                                                     EXHIBIT 4.1

                         INTERPLAY ENTERTAINMENT CORP.

                      COMMON STOCK SUBSCRIPTION AGREEMENT

To Each of the Investors
Who Are Signatories Hereto

March 29, 2001

Ladies and Gentlemen:

     Interplay Entertainment Corp., a Delaware corporation (the "Company") hereby agrees with each of you as follows:

1.   AUTHORIZATION OF SALE OF THE SECURITIES.

     The Company has authorized the sale and issuance of up to 12,800,000 shares of its common stock, par value $.001 per share (the "Common Stock"), as described in the Private Placement Memorandum dated February 2001 (the "Memorandum"). The shares of Common Stock sold hereunder shall be referred to herein as the "Shares."

2.   AGREEMENT TO SELL AND PURCHASE THE SHARES.

     2.1 Sale of Shares. Subject to the terms of this Common Stock Subscription Agreement (this "Subscription Agreement"), at the Closing (as defined in Section 3.1 hereof), the Company agrees to sell to each purchaser of Shares who has executed a counterpart execution page to this Subscription Agreement (each an "Investor"), and each Investor agrees to purchase from the Company, the aggregate number of Shares set forth above such Investor's signature on the counterpart execution page hereof, at a purchase price of $1.5625 per Share.

     2.2 Separate Agreement. Each Investor shall severally, and not jointly, be liable for only the purchase of the Shares that appears above such Investor's signature and that relates to such Investor. The Company's agreement with each of the Investors is a separate agreement, and the sale of Shares to each of the Investors is a separate sale. The obligations of each Investor hereunder are expressly not conditioned on the purchase by any or all of the other Investors of the Shares such other Investors have agreed to purchase.

     2.3 Acceptance of Proposed Purchase of Shares. Each Investor understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject, in whole or in part, any proposed purchase of Shares. The Company shall have no obligation hereunder with respect to any Investor until the Company shall execute and deliver to such Investor an executed copy of this Subscription Agreement. If this Subscription Agreement is not executed and delivered by the Company or the offering is terminated, this Subscription Agreement shall be of no further force and effect.

     2.4 Warrant. At the Closing, the Company shall issue to each Investor a warrant, in substantially the form of Appendix I hereto (the "Warrant"), to purchase a number of shares of
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Common Stock equal to fifty percent (50%) of the number of Shares purchased by such Investor hereunder, at an exercise price of $1.75 per share, exercisable for a period of five (5) years following the Closing (each, a "Warrant" and collectively, "Warrants"). In the event that the closing price per share of the Common Stock does not equal or exceed $2.75 per share on at least twenty (20) consecutive trading days during the ninety (90) day period following the Closing Date, the Warrant shall become exercisable for a number of shares of Common Stock equal to the number of Shares purchased hereunder. Investor agrees that, in the event the closing price per share of the Common Stock as reported on Nasdaq exceeds Three Dollars ($3.00) per share for any twenty (20) consecutive trading day period following the date hereof, each Investor shall, upon written notice from the Company, exercise its Warrant for such number of shares of Common Stock subject thereto as the Company may specify in such notice, provided that, as of the date of such notice, the shares of Common Stock issuable upon exercise of the Warrants have been registered for resale pursuant to an effective registration statement under the Securities Act. The payment of the exercise price for such shares, and delivery of stock certificates therefor, shall occur on a date mutually acceptable to the Company and the Investor within thirty (30) days following the date of the Company's notice.

3.   CLOSING AND DELIVERY.

     3.1 Closing. The closing of the purchase and sale of the Shares pursuant to this Subscription Agreement (the "Closing") shall be held as soon as practicable after the satisfaction or waiver of all other conditions to Closing set forth in Sections 6 and 7 hereof, at 10:00 a.m. (Pacific Time) at the offices of Stradling Yocca Carlson & Rauth, located at 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660, or on such other date and place as may be agreed to by the Company and the Investors. Prior to the Closing, each Investor shall execute any related agreements or other documents required to be executed hereunder.

     3.2 Delivery of the Shares at the Closing. At the Closing, the Company shall deliver to each Investor (a) stock certificates representing the Shares to be purchased by such Investor at the Closing as set forth in the Schedule of Investors and (b) a Warrant as provided in Section 2.4 above, registered in the name of such Investor, or in such nominee name(s) as designated by such Investor, against payment of the purchase price therefor. The name(s) in which the stock certificates and Warrant are to be issued to each Investor are set forth in the Investor's counterpart execution page hereto, as completed by each Investor.

4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     Except as disclosed on the Schedule of Exceptions attached hereto as Schedule A, the Company hereby represents and warrants as of the date hereof to, and covenants with, the Investors as follows:

     4.1 Organization and Standing. The Company and each of its subsidiaries is duly incorporated and validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full corporate power and corporate authority to own, lease and operate its properties and conduct its current business as described in the Memorandum; the Company is duly qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), operations, business or business prospects of the Company (hereinafter, a "Material Adverse Effect"); no proceeding has been

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instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; except as described in the Memorandum, the Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from federal, state and other regulatory authorities except where the failure to possess or be in compliance with any of the foregoing is not reasonably likely to have a Material Adverse Effect, all of which are valid and in full force and effect. The Company does not own or control, directly or indirectly, any corporation, association or other entity.

     4.2 Corporate Power; Authorization. The Company has full legal right, power and authority to enter into this Subscription Agreement and to perform the transactions contemplated hereby and thereby. This Subscription Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by each of the other parties hereto and thereto, are valid and binding agreements on the part of the Company, enforceable in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The making, execution and performance of this Subscription Agreement by the Company and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which its properties may be bound, (ii) the Certificate of Incorporation or bylaws of the Company or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties, except (in any such case) for any conflict, breach, violation or default which is not reasonably likely to have a Material Adverse Effect.

     4.3 Memorandum; Financial Statements. The Company has not distributed any offering material in connection with the offering of the Shares other than the Memorandum. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission ("SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Subscription Agreement (collectively, the "SEC Filings"). As of their respective filing dates (or, if amended, when amended), the documents filed by the Company with the SEC referenced in the Memorandum complied with the requirements of the Exchange Act. The Company satisfies the registrant requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") in connection with secondary offerings of its common stock by its stockholders. The Memorandum did not contain any untrue statement of a material fact or omit to state material facts required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the documents filed by the Company with the SEC and referenced in the Memorandum (the "Financial Statements") comply in all respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") and fairly present the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments and the absence of complete footnotes). Except as and to the extent reflected in the Financial Statements, the Company did not have, as of the date of the Financial Statements, any liabilities or obligations (other

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than obligations of continued performance under contracts and other commitments and arrangements entered into in the ordinary course of business) which GAAP would require the Company to reflect in the Financial Statements. Except as otherwise disclosed in the Memorandum, there have not been any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not had a Material Adverse Effect.

     4.4 Properties. Except as set forth in the Memorandum, and except as would not have a Material Adverse Effect, (i) the Company has good title to all properties and assets described in the Memorandum as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, (ii) the agreements to which the Company is a party described in the Memorandum are valid agreements, enforceable by the Company, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company has valid and enforceable leases for all properties described in the Memorandum as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Memorandum, the Company owns or leases all such properties as are necessary to the Company's operations as now conducted.

     4.5 Capitalization. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Company has an authorized, issued and outstanding capitalization as set forth in the Memorandum under the caption "Capitalization". The capital stock of the Company conforms to the description thereof contained in the Memorandum. The Shares, and the shares of Common Stock issuable upon the exercise of the Warrants (the "Warrant Shares") have been duly authorized for issuance and sale to the Investors pursuant to this Subscription Agreement, and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Subscription Agreement or the Warrants, as applicable, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. The Company has duly and validly reserved the Warrant Shares for issuance upon the exercise of the Warrants. Except as disclosed in the Memorandum, no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the Shares or the Warrant Shares or the issuance and sale thereof other than those that have been satisfied or expressly waived prior to the date hereof. No further approval or authorization of any shareholder or the Board of Directors of the Company is required for the issuance and sale or transfer of the Shares, the Warrants or the Warrant Shares. Except as disclosed in the Memorandum, the SEC Filings and the Financial Statements, and the related notes thereto, and subject to the applicable anti-dilution provisions of securities described in the Memorandum and/or the SEC Filings, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.

     4.6 Litigation. There is not pending or, to the Company's knowledge, threatened, any action, suit, claim or proceeding against the Company or any of its respective officers, properties,

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assets or rights before any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its respective officers, properties, or otherwise which (i) is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect or is reasonably likely to materially and adversely affect the Company's properties, assets or rights or (ii) is reasonably likely to prevent consummation of the transactions contemplated hereby and is not so disclosed in the Memorandum or the SEC Filings. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency, government or governmental agency or body domestic or foreign, that could reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries has conducted and is conducting its business in compliance with all applicable federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not reasonably be likely, singly or in the aggregate, to have a Material Adverse Effect.

     4.7 Listed Shares. The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are approved for quotation on The Nasdaq National Market (the "NNM"). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NNM.

     4.8 Intellectual Property. The Company owns or possesses rights to use all patents, patent rights, inventions, trademarks, service marks, trade names and copyrights and possesses all of the trade secrets and know-how which are material and necessary to conduct its business as now conducted and as described in the Memorandum. Except as disclosed in the Memorandum, the Company has not received any written notice of, nor has it any actual knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights that are reasonably likely to have a Material Adverse Effect that would prevent the Company from carrying out its business substantially as described in the Memorandum. Except as disclosed in the Memorandum, the Company has not received any written notice of, nor has it any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is reasonably likely to have a Material Adverse Effect that would prevent the Company from carrying out its business substantially as described in the Memorandum.

     4.9 No Change. Subsequent to the respective dates as of which information is given in the Memorandum, there has not been (i) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company (not including reductions in the cash position of the Company in the ordinary course consistent with past practices since the date of the Memorandum), (ii) any transaction that is material to the Company,
(iii) any obligation, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company, except the incurrence of trade debt and obligations incurred in the ordinary course consistent with past practices, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (vi) any default in the payment of principal of or interest on any outstanding debt obligations, or (vii) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a Material Adverse Effect.

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     4.10 No Defaults. The Company is not (a) in violation of its Certificate of
Incorporation or bylaws or (b) in default (upon notice or lapse of time or both) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness, or in any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which its properties may be bound, or (c) in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties except in the case of (b) or (c) for any default or violation not reasonably likely to have a Material Adverse Effect.

     4.11 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Subscription Agreement ("Consents") except for (a) such Consents which are not material, (b) compliance with the securities and Blue Sky laws in the states and other jurisdictions in which Shares are offered and/or sold, which compliance will be effected in accordance with such laws and (c) Consents and/or filings required by the NNM and the SEC. The Company has not been advised, and has no reason to believe, that either it or any of its subsidiaries is not conducting business in compliance in all material respects with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including but not limited to, all applicable federal, state and local environmental laws and regulations, except for any failure to comply which is not reasonably likely to have a Material Adverse Effect.

     4.12  Labor; Employees.

           (a) No labor disturbance by the employees of the Company exists or, to the Company's knowledge, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subcontractors, authorized dealers or international distributors that is reasonably likely to result in a Material Adverse Effect. No collective bargaining agreement exists with any of the Company's employees and, to the Company's knowledge, no such agreement is imminent.

           (b) If any employee of the Company has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company of which the Company is aware, to the Company's knowledge, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company as described in the Memorandum or such person's performance of his obligations to the Company. To the Company's knowledge, no consultant or scientific advisor of the Company is in violation of any noncompetition, non-disclosure, confidentiality or similar agreement between such consultant or scientific advisor and any party other than the Company. To the Company's knowledge, every consultant and scientific advisor (collectively, "Consultants") engaged by or on behalf of the Company to render services for the Company has entered into an agreement with the Company providing for terms and conditions of non-disclosure, non-competition and confidentiality in connection with such services ("Consulting Agreements"). Assuming due authorization, execution and delivery of the Consulting Agreements, the Consulting Agreements are legal, valid, binding and enforceable instruments of the Consultants.

     4.13 Taxes. The Company has timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency

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that has been or, to the Company's knowledge, that might be asserted against the
Company that is reasonably likely to have a Material Adverse Effect. All tax liabilities are adequately provided for on the books of the Company.

     4.14 Insurance. The Company maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed prudent for its business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company or its subsidiaries against theft, damage, destruction, acts of vandalism, products liability, errors and omissions, and all other risks customarily insured against, all of which insurance is in full force and effect. The Company has not been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     4.15 Investment Company Act. The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and is not, and intends in the future to conduct its and its subsidiaries' affairs in such a manner as to ensure that it is not and will not become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

     4.16 No Illegal Contributions. The Company has not at any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

     4.17 No Manipulation. The Company has not taken and the Company will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     4.18 Transactions with Affiliates. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of its subsidiaries or any shareholder who owns beneficially more than five percent (5%) of the Common Stock of the Company or any of the members of the families of any of them, except as disclosed in the Memorandum.

     4.19 Environmental Matters. (i) The Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, except where the failure to comply would not reasonably be likely to have a Material Adverse Effect, (ii) the Company has not received any written notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim would be required to be disclosed in its filings with SEC under the Exchange Act, (iii) to the Company's knowledge, the Company will not be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is, or has been, owned, leased or occupied by the Company has, to the

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Company's knowledge, been designated as a Superfund site pursuant to the
Comprehensive Response, Compensation, and Liability Act of 1980, as amended, or otherwise designated as a contaminated site under applicable state or local law.

     4.20 Future Sales of Common Stock. The Company agrees that, during the sixty (60) day period immediately following the Closing, it will not sell additional shares of its Common Stock in financing transactions for consideration per share less than the purchase price set forth in Section 2.1 above, without the consent of Investors purchasing a majority of the Shares sold hereunder.

     4.21 Credit Facility Approval. The Company has received a letter from counsel to LaSalle Business Credit, Inc. indicating that LaSalle has approved the credit facility described on Schedule 4.21 to this Agreement. In the event the Company sells at least $8,000,000 of Common Stock hereunder, such funds, together with other funds available to the Company, shall be sufficient to satisfy the funding condition imposed by LaSalle.

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTORS.

     5.1 Investment Representations. Each Investor, severally and not jointly, represents and warrants to and covenants with the Company that:

          (a) Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares and the Warrant, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information Investor deems relevant (including the Memorandum and the documents filed by the Company with the SEC) in making an informed decision to purchase the Shares and the Warrant.

          (b) Investor is purchasing the Shares and the Warrant in the ordinary course of its business for its own account for investment only and with no present intention of distributing the Shares or the Warrant or any arrangement or understanding with any other persons regarding the distribution of the Shares or the Warrant.

          (c) Investor shall not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable Blue Sky laws, and the rules and regulations promulgated thereunder.

          (d) Investor has completed or caused to be completed the information requested on the Investor's counterpart execution page and the Investors Questionnaire, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement (provided that Investor shall be entitled to update such information by providing notice thereof to the Company prior to the effective date of such Registration Statement).

          (e) Investor has, in connection with its decision to purchase the Shares and the Warrant, relied with respect to the Company and its affairs solely upon the Memorandum and the representations and warranties of the Company contained herein.

          (f) Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.


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          (g)  Investor has full right, power, authority and capacity to enter into this Subscription Agreement and to perform the transactions contemplated hereby and thereby. This Subscription Agreement has been duly authorized, executed and delivered by the Investor. Assuming due authorization, execution and delivery by each of the other parties hereto and thereto, this Subscription Agreement is a valid and binding obligation of Investor, enforceable in accordance with their terms.

          (h) Investor has read and understands the matters under the heading "Risk Factors" in the Memorandum, and understands that an investment in the Shares and Warrant is speculative and involves a high degree of risk of loss of all or part of Investor's investment therein. Investor understands that various statements contained in the Memorandum are "forward looking statements" that involve risk and uncertainty, and has read and understands the cautionary language with respect thereto set forth on pages v and 11 through 26 of the Memorandum.

          (i) Investor understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for exemption of the sale of the Shares and the Warrant from the applicable registration or qualification requirements under the Securities Act, under the securities laws of all applicable states and for other purposes. In the event any of such representations and warranties become inaccurate or untrue prior to the Closing, the Investor will promptly notify the Company.

     5.2 Ability to Bear Risk. Investor is able to bear the economic risk of holding the Shares and the Warrant for an indefinite period, including the loss of Investor's entire investment. The Shares and the Warrant were not offered or sold to Investor by any form of general solicitation or advertising.

     5.3 Independent Advice. Investor understands that nothing in the Memorandum, this Subscription Agreement or any other materials presented to Investor in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice and that no independent legal counsel retained by the Company has reviewed these documents and materials on Investor's behalf. Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and the Warrant.

     5.4 No Transferability. Investor understands that: (a) neither the Shares nor the Warrant shall be transferable in the absence of registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Subscription Agreement; (b) the Company shall provide stop transfer instructions to its transfer agent with respect to the Shares and the Warrant in order to enforce the restrictions contained in this Section 5.4; and
(c) each certificate representing Shares shall be in the name of Investor and shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY JURISDICTION, AND MAY ONLY BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF BY AN INVESTOR IF SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE

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     SECURITIES LAWS, UNLESS EXEMPTIONS FROM SUCH REGISTRATION AND
     QUALIFICATION REQUIREMENTS ARE AVAILABLE."

     The legend contained in this Section 5.4 may be removed from a stock certificate immediately upon receipt by the Company's transfer agent of a certificate substantially in the form of Appendix II attached hereto and such other documentation as the Company's transfer agent may routinely require, including, but not limited to, an opinion of counsel. Notwithstanding the foregoing, such Shares must be held in certificated form until such Shares have been sold in accordance with the provisions of Appendix II attached hereto.

6.   CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING.

     The Company's obligations to complete the sale and issuance of the Shares and the Warrant and to deliver the Shares and the Warrant to each Investor, individually, as set forth in the Schedule of Investors shall be subject to the following conditions (to the extent not waived by the Company):

     6.1 Representations and Warranties Correct. The representations and warranties made by such Investor in Section 5 hereof shall be true and correct when made, and shall be true and correct on the Closing.

     6.2 Delivery of Purchase Price. The purchase price for the Shares and the Warrant being purchased shall have been delivered by all of the Investors.

     6.3 Nasdaq Rules. The Company shall not have been notified by Nasdaq that the issuance of the Shares would constitute a violation of Nasdaq rules.

     6.4 Consents. The Company shall have received all consents, waivers and other approvals required to consummate the transactions contemplated by this Agreement.

7.   CONDITIONS TO INVESTORS' OBLIGATIONS AT THE CLOSING.

     Each Investor's obligation to accept delivery of the Shares and to pay for the Shares shall be subject to the following conditions (to the extent not waived by such Investor):

     7.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 4 shall be true and correct in all material respects when made and as of the Closing and each Investor shall have received a certificate signed by the chief executive officer and chief financial officer of the Company, or such other officers of the Company as agreed upon by the parties hereto, that each of such representations and warranties, as appropriate, is true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made or given on and as of the Closing (except for any representations and warranties given as of a specified date), and that such party has performed and complied in all material respects with all of its obligations under this Subscription Agreement which are to be performed or complied with on or prior to the Closing.

     7.2 Minimum funding amount. The Company shall have received subscriptions for a number of Shares having an aggregate purchase price of at least $8,000,000.

8.   REGISTRATION RIGHTS.

     8.1 Registration Rights. The Company will use its best efforts file a Registration Statement with the SEC for the resale of the Registrable Shares (as defined below) on or before April 16, 2001 (the "Filing Milestone"), and the Company will further use its best efforts to assure that such Registration Statement is effective within forty-five (45) days after the date the Registration Statement is initially filed (the "Effectiveness Milestone"). If the Company fails to file the Registration Statement by the Filing Milestone date, it shall reimburse each Investor two percent (2%) of such Investor's payment hereunder for every 30-day period following the Filing Milestone date that expires without the Company having filed the Registration Statement. Similarly, if the Registration Statement is not effective at the Effectiveness Milestone date, it shall reimburse each Investor two (2%) percent of such Investor's payment hereunder for every 30-day period following the Effectiveness Milestone date that expires without the Registration Statement being declared effective. These reimbursement obligations shall be cumulative and mutually exclusive of one another, and all payments due pursuant to such reimbursement obligation shall be payable on demand in cash provided that such reimbursement shall no longer accrue following the date on which all the Shares issued hereunder may be traded without restriction pursuant to paragraph (k) of Rule 144 promulgated under the Securities Act ("Rule 144(k)"). All rights, powers and remedies of the Investors with respect to these matters may be exercised separately or in combination. No single or partial exercise by an Investor of any of the rights, powers and remedies under this Agreement shall preclude any other or future exercise of any other right, power or remedy pursuant to this Agreement or at law, in equity or otherwise. No delay or omission by an Investor in exercising any right, power or remedy hereunder or otherwise shall operate as a waiver thereof of any other right, power or remedy. For the purposes of this Subscription Agreement: (A) "Registrable Shares" means the Shares issued and acquired pursuant to this Subscription Agreement, any shares issued pursuant to the reimbursement obligation set forth herein, the Warrant Shares, and the shares issuable upon the conversion of the Placement Agent's warrant (and including any shares issued in connection with any split or dividend in respect of any such shares); provided, however, that any such Share will cease to be a Registrable Share when (1) a Registration Statement covering a Registrable Share has been declared effective by the SEC and such Share has been disposed of by the Investors pursuant to such effective Registration Statement, (2) the Registrable Share is transferred to another person, (3) such share (after initial issuance) is held by the Company or otherwise ceases to be outstanding, or (4) such share may be traded without restriction pursuant to Rule 144(k), if applicable; and (B) "Registration Statement" means any registration statement or comparable document under the Securities Act through which a public sale or disposition of the Registrable Shares may be registered, including the prospectus, amendments and supplements to such registration statement, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     8.2 Suspension Of Effectiveness. The Company's obligations under Section
8.1 above shall not restrict its ability to suspend the effectiveness of, or direct the Investors not to offer or sell securities under, any Registration Statement, at any time, for such reasonable period of time which the Company reasonably believes is necessary to prevent the premature disclosure of any events or information having a material effect on the Company; provided,
                                                               --------
however, that the Company may not exercise such right for more than sixty (60)
-------
days in any twelve-month period. In addition, the Company shall not be required to keep any Registration Statement effective, or may, without suspending such effectiveness, instruct the Investors not to sell such securities, during any period during which the Company is instructed, directed, ordered or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales.

     8.3 Registration Procedures. Except as otherwise expressly provided herein, in connection with any registration of Registrable Shares pursuant to this Subscription Agreement, the Company shall, as expeditiously as possible:

           (a) in accordance with the terms of Section 8.1, prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and use its best efforts to cause such Registration Statement to become effective as soon as practicable, and thereafter keep such Registration Statement effective for a period of two (2) years or, if earlier, until the distribution contemplated in the Registration Statement has been completed; and before filing a Registration Statement or prospectus or any amendments or supplements thereto, furnish to the Investors copies of such Registration Statement and such other documents as proposed to be filed (including copies of any document to be incorporated by reference therein), and thereafter furnish to the Investors such number of copies as may be reasonably requested in writing by the Investors of such Registration Statement, each amendment and supplement thereto (including copies of any document to be incorporated by reference therein), including all exhibits thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), and, promptly after the effectiveness of a Registration Statement, the definitive final prospectus filed with the SEC;

           (b) notify the Investors, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement (including any document to be incorporated by reference therein) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of the Investors, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Investors any such supplement or amendment;

           (c) notify the Investors and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,
(i) when the Registration Statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose and the Company shall promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

     The Company may require the Investors to furnish to the Company such information regarding themselves and the distribution of such Registrable Shares as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. The Investors agree, by their acquisition of Registrable Shares and their acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make any previously furnished information not materially misleading. All Investors proposing to distribute their Registrable Shares through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company for such underwriting and shall provide to such underwriter or underwriters any opinions and certificates, and any indemnification with respect to such Investor as reasonably required by such underwriter or underwriters.

     The Investors agree that upon receipt of any notice from the Company of the happening of any event of the kind described herein requiring the cessation of the distribution of a prospectus or the distribution of a supplemented or amended prospectus, the Investors will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until the Investors' receipt of the copies of the supplemented or amended prospectus contemplated by this Subscription Agreement, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, the Investors will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Investors' possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

     8.4 Registration Expenses. All expenses incident to the Company's performance of or compliance with the registration of shares pursuant to this Subscription Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel of the Company and counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Shares), fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc., and with listing on any national securities exchange or exchanges in which listing may be sought, printing expenses, messenger and delivery expenses, fees and expenses of one counsel for all Investors participating in such registration (not to exceed $15,000), fees and expenses of counsel for the Company and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company; provided that in no event shall Registration Expenses payable by the Company include any
(i) underwriting discounts, commissions, or fees attributable to the sale of Registrable Shares, or (ii) transfer taxes, if any, all of which shall be borne pro rata by the Investors including Registrable Shares in such registration.

     8.5  Indemnification.

           (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor, the partners or officers, directors and stockholders of each Investor, legal counsel and accountants for each Investor, any underwriter (as defined in the Securities Act) for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the

Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws; and the Company will reimburse each such Investor, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 8.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Investor or underwriter, or any person controlling such Investor or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Investor or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

           (b) To the extent permitted by law, each Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, each other Investor selling Shares in the Registration Statement and any controlling person of any such underwriter or other Investor, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with the Registration Statement; and each such Investor will reimburse any person intended to be indemnified pursuant to this subsection 8.5(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 8.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection 8.5(b) exceed the gross proceeds from the offering received by such Investor.

           (c) Promptly after receipt by an indemnified party under this Section
8.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.5.

           (d) If the indemnification provided for in this Section 8.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

           (e) The obligations of the Company and Investors under this Section
8.5 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 8, and otherwise.

9.   MISCELLANEOUS.

     9.1 Waivers and Amendments. Neither this Subscription Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Shares, or, in the case of non-material or ministerial amendments, upon the written consent of the Company and the Placement Agent.

     9.2 Headings. The headings of the various sections of this Subscription Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Subscription Agreement.

     9.3 Broker's Fee. The Company and each Investor (severally and not jointly) hereby represent that, except for amounts to be paid to the Placement Agent by the Company, there are no brokers or finders entitled to compensation in connection with the sale of the Shares, and shall indemnify each other for any such fees for which they are responsible.

     9.4 Severability. If any term or provision of this Agreement is held to be invalid or unenforceable, the remaining portions of this Agreement shall continue to be valid and will be performed, construed, and enforced to the fullest extent permitted by law, and the invalid or unenforceable term shall be deemed amended and limited in accordance with the intent of the parties as determined from the face of the Agreement, to the extent necessary to permit the maximum enforceability or validity of the term or provision.

     9.5 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) upon receipt when sent by first-class registered or certified mail, return receipt requested, postage prepaid, or (d) upon receipt after deposit with a nationally recognized overnight express courier, postage prepaid, specifying next day delivery with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth below or at such other address as such party may designate by ten (10) days advance written notice to the Company. All communications shall be addressed as follows:

           (a)  if to the Company, to:

                         Interplay Entertainment Corp.
                         16815 Von Karman Ave.
                         Irvine, California  92606
                         Telephone: (949) 553-6655
                         Facsimile:  (949) 252-0667
                         Attention:  Chief Executive Officer

                with a copy so mailed to:

                         Stradling Yocca Carlson & Rauth
                         660 Newport Center Drive, Suite #1600
                         Newport Beach, CA 92660
                         Telephone: (949) 725-4000
                         Facsimile:  (949) 725-4100
                         Attention:  Jeffrey B. Coyne, Esq.

           (b) if to the Investors, at the address as set forth on the Counterpart Execution Page of this Subscription Agreement.

     9.6 Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

     9.7 Counterparts. This Subscription Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     9.8 Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Subscription Agreement, all covenants, agreements, representations and warranties made by the Company and each Investor herein and in the certificates for the securities delivered pursuant hereto shall survive the execution of this Subscription Agreement, the delivery to the Investors of the Shares and the payment therefor until 90 days after the Closing.

     9.9 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Neither the terms "successors" nor "assigns" as used herein shall include any entity or person who purchases Shares from any Investor after the Closing and is not an affiliate of an Investor.

     9.10 Entire Agreement. This Subscription Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     9.11 Payment of Fees and Expenses. Each of the Company and the Investors shall bear its own expenses and legal fees incurred on its behalf with respect to this Subscription Agreement and the transactions contemplated hereby (the "Offering"); provided, however, that the Company shall bear the costs in connection with the Registration Statement as described in Section 8.4 and shall reimburse the Placement Agent for certain fees and expenses incurred by the Placement Agent in connection with the Offering, as set forth in the engagement letter with the Placement Agent. Each Investor acknowledges that the Placement Agent will receive a commission in the amount described in the Memorandum and hereby authorizes the Placement Agent to deduct the amount of such commission from the gross proceeds payable to the Company from the sale of the Shares hereunder. If any action at law or in equity is necessary to enforce or interpret the terms of this Subscription Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     9.12 Confidentiality. Each Investor acknowledges and agrees that any information or data it has acquired from the Company, not otherwise properly in the public domain, was received in confidence. Except to the extent authorized by the Company and required by any federal or state law, rule or regulation or any decision or order of any court or regulatory authority, Investor agrees that it will refrain from disclosing any such information to any person other than to any agent, attorneys, accountants, employees, officers and directors of Investor who need to know such information in connection with Investors' purchase of the Shares, and who agree to be bound by the confidentiality provisions of this Subscription Agreement. In the event that Investor or its agents are required by federal or state or other law, rule or regulation or any decision or order of any court or regulatory authority to release such information, it shall give the Company sufficient prior notice so that the Company may seek a stay or other release or waiver from disclosing such information. Each Investor agrees not to use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company.

     9.13 Knowledge. The phrases "knowledge," "to the Company's knowledge," "to our knowledge," "of which the Company is aware" and similar language as used herein shall mean the actual knowledge and current awareness, or knowledge which a reasonable person would have acquired following a reasonable investigation, of any executive officer or Director of the Company; provided, however, that the term "actual knowledge of the Company" shall mean the actual knowledge and current awareness of any executive officer or Director of the Company.

     If this Subscription Agreement is satisfactory to you, please so indicate by signing the acceptance on a counterpart execution page to this Subscription Agreement and return such counterpart to the Company whereupon this Subscription Agreement will become binding between us in accordance with its terms.


                                       Interplay Entertainment Corp.,
                                       a Delaware corporation

                                       By: /s/ Brian Fargo
                                          ---------------------------------
                                            Brian Fargo,
                                            Chief Executive Officer

                                       Date:  March 29, 2001

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                     64,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Stevan Birnbaum Trustee
                                    Stevan Birnbaum Trust UAD 11/23/92
                                    ----------------------------------------

                                    By: /s/ STEVAN BIRNBAUM
                                       -------------------------------------
                                    Name:   Stevan Birnbaum
                                    Title:  Trustee

                                    Address:

                                    Facsimile:


Please complete the following:

1.  The exact name that your Shares are to be      Stevan Birnbaum Trustee
    registered in (this is the name that will      Stevan Birnbaum Trust
    appear on your Shares certificate(s)).           UAD 11/23/92
    You may use a nominee name if appropriate:     -----------------------------


2.  The relationship between the purchaser of      Trustee
    the Shares and the Registered Holder listed    -----------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to    -----------------------------
    item 1 above (if different from above):
                                                   -----------------------------
                                                   Facsimile:
                                                             -------------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number ----------------------------- of the Registered Holder listed in the response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                  256,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Endeavor Asset Management, L.P.


                                    By: /s/ CHAD COMITEAU
                                       -------------------------------------
                                    Name:   Chad Comiteau
                                    Title:  General Partner

                                    Address:


                                    Facsimile:

                                    Date:  March 29, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Endeavor Asset Management,
    registered in (this is the name that will      L.P.
    appear on your Shares certificate(s)).         --------------------------
    You may use a nominee name if appropriate:


2. The relationship between the purchaser of the Shares and the Registered Holder listed in response to item 1 above:

3. The mailing address and facsimile number of -------------------------- the Registered Holder listed in response to
    item 1 above (if different from above):        --------------------------
                                                   Facsimile:
                                                             ----------------

4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number   --------------------------
    of the Registered Holder listed in the
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                    1,350,770

                                    INVESTOR:

                                    Fidelity Advisor Series I:  Fidelity
                                    Advisor Value Strategies Fund

                                    By: /s/ JOHN H. COSTELLO
                                       -------------------------------------
                                    Name:   John H. Costello
                                    Title:  Assistant Treasurer

                                    Address:

                                    Facsimile:

                                    Date:  March 30, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Mag & Co. for the benefit
    registered in (this is the name that will      of Fidelity Advisor Series
    appear on your Shares certificate(s)).         1:  Fidelity Advisor Value
    You may use a nominee name if appropriate:     Strategies Fund


2.  The relationship between the purchaser of      Custodian bank
    the Shares and the Registered Holder listed in response to item 1 above:



                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                     32,000
                                    ----------------------------------------

                                    INVESTOR:

                                    By: /s/ EDWARD KITCHEN
                                    ----------------------------------------
                                    Name:   Edward Kitchen
                                    Title:

                                    Address:

                                    Facsimile:



Please complete the following:

1.  The exact name that your Shares are to be      Edward Kitchen
    registered in (this is the name that will      ------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to    ------------------------
    item 1 above (if different from above):
                                                   ------------------------
                                                   Facsimile:
                                                             --------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number
    of the Registered Holder listed in the         ------------------------
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                    ----------------------------------------

                                    INVESTOR:

                                    Managed Risk Trading L.P.
                                    ----------------------------------------

                                    By: /s/ GREGORY I. PORGES
                                       -------------------------------------
                                    Name:   Gregory I. Porges
                                    Title:  President of the General Partner

                                    Address:


                                    Facsimile:

                                    Date:  March 28, 2001



Please complete the following:

1.  The exact name that your Shares are to be
    registered in (this is the name that will      ------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3. The mailing address and facsimile number of ------------------------ the Registered Holder listed in response to
    item 1 above (if different from above):        ------------------------
                                                   Facsimile:
                                                             --------------

4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number   ------------------------
    of the Registered Holder listed in the
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                  64,000
                                    ----------------------------------------
                                    INVESTOR:

                                    Oxcal Venture Fund LP
                                    ----------------------------------------

                                    Oxcal Venture Fund LP
                                    By Oxcal Venture Corp
                                    Its GP By Its Pres.

                                    By: /s/ Stevan Birnbaum
                                       -------------------------------------
                                    Name:
                                    Title:

                                    Address:


                                    Facsimile:


Please complete the following:

1.  The exact name that your Shares are to be      Oxcal Venture Fund, LP
    registered in (this is the name that will      ---------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    ---------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to    ---------------------------
    item 1 above (if different from above):
                                                   ---------------------------
                                                   Facsimile:
                                                             -----------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number --------------------------- of the Registered Holder listed in the response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                 128,000
                                    ----------------------------------------

                                    INVESTOR:

                                              Redwood Partners, LLC
                                    ----------------------------------------

                                    By: /s/ Lisa Duffe
                                       -------------------------------------
                                    Name: Lisa Duffe
                                    Title: Member Manager

                                    Address:
                                             -------------------------------


                                    Facsimile:
                                              ------------------------------

                                    Date:  March 28, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Redwood Partners LLC
    registered in (this is the name that will      ------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3. The mailing address and facsimile number of ------------------------ the Registered Holder listed in response to
    item 1 above (if different from above):        ------------------------
                                                   Facsimile:
                                                             --------------

4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number   ------------------------
    of the Registered Holder listed in the
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                    ----------------------------------------

                                    INVESTOR:

                                    RLR Partners LP
                                    ----------------------------------------

                                    By: /s/ RONALD ROTTER
                                       -------------------------------------
                                    Name:   Ronald Rotter
                                    Title:  Managing Partner

                                    Address:


                                    Facsimile:

                                    Date:  March __, 2001



Please complete the following:

1.  The exact name that your Shares are to be      RLR Partners LP
    registered in (this is the name that will      ------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3. The mailing address and facsimile number of ------------------------ the Registered Holder listed in response to
    item 1 above (if different from above):        ------------------------
                                                   Facsimile:
                                                             --------------

4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number   ------------------------
    of the Registered Holder listed in the
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                               575,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Special Situations Cayman Fund, L.P.
                                    ----------------------------------------

                                    By: /s/ DAVID GREENHOUSE
                                       -------------------------------------
                                    Name:   David Greenhouse
                                    Title:  MD

                                    Address:


                                    Facsimile:

                                    Date:  March 29, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Special Situations Cayman
    registered in (this is the name that will      Fund, L.P.
    appear on your Shares certificate(s)).         -------------------------
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to    ------------------------
    item 1 above (if different from above):
                                                   ------------------------
                                                   Facsimile:
                                                             --------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number
    of the Registered Holder listed in the         ------------------------
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                  1,725,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Special Situations Fund III, L.P.
                                    ----------------------------------------

                                    By: /s/ DAVID GREENHOUSE
                                       -------------------------------------
                                    Name:   David Greenhouse
                                    Title:  MD

                                    Address:

                                    Facsimile:

                                    Date:  March 29, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Special Situations Fund
    registered in (this is the name that will      III, L.P.
    appear on your Shares certificate(s)).         ------------------------
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to    ------------------------
    item 1 above (if different from above):
                                                   ------------------------
                                                   Facsimile:
                                                             --------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number
    of the Registered Holder listed in the         ------------------------
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                 800,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Special Situations Private Equity Fund, L.P.


                                    By: /s/ David Greenhouse
                                       -------------------------------------
                                    Name: David Greenhouse
                                    Title: MD

                                    Address:

                                    Facsimile:
                                              -----------------------------

                                    Date:  March 29, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Special Situations Private
    registered in (this is the name that will      Equity Fund, L.P.
    appear on your Shares certificate(s)).         --------------------------
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of
    the Shares and the Registered Holder listed    --------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to    --------------------------
    item 1 above (if different from above):
                                                   --------------------------
                                                   Facsimile:
                                                             ----------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number
    of the Registered Holder listed in the         --------------------------
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                               100,000
                                    ----------------------------------------
                                    INVESTOR:

                                    Special Situations Technology Fund, L.P.
                                    ----------------------------------------

                                    By: /s/ DAVID GREENHOUSE
                                       -------------------------------------
                                    Name:   David Greenhouse
                                    Title:  MD

                                    Address:

                                    Facsimile:

                                    Date:  March 29, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Special Situations Technology
    registered in (this is the name that will      Fund, L.P.
    appear on your Shares certificate(s)).         -----------------------------
    You may use a nominee name if appropriate:


2. The relationship between the purchaser of the Shares and the Registered Holder listed in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to    -----------------------------
    item 1 above (if different from above):
                                                   -----------------------------
                                                   Facsimile:
                                                             -------------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number ----------------------------- of the Registered Holder listed in the response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                    88,704
                                    ----------------------------------------

                                    INVESTOR:

                                    Watson Offshore Fund, Ltd.
                                    ----------------------------------------

                                    By: /s/ STEPHEN WATSON
                                       -------------------------------------
                                    Name:   Stephen Watson
                                    Title:  Investment Manager

                                    Address:

                                    Facsimile:

                                    Date:  April 4, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Watson Offshore Fund, Ltd.
    registered in (this is the name that will      ---------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    ---------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of    Same
    the Registered Holder listed in response to    ---------------------------
    item 1 above (if different from above):        Same
                                                   ---------------------------
                                                   Facsimile:
                                                             -----------------

4.  (For United States Investors:)  The Social                 N/A
    Security Number or Tax Identification Number   ---------------------------
    of the Registered Holder listed in the
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                9,008
                                    ----------------------------------------
                                    INVESTOR:

                                    Watson Investment Partners II, L.P.
                                    ----------------------------------------

                                    By: /s/ STEPHEN WATSON
                                       -------------------------------------
                                    Name:   Stephen Watson
                                    Title:  Investment Manager

                                    Address:

                                    Facsimile:

                                    Date:  April 4, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Watson Investment Partners
    registered in (this is the name that will      II, L.P.
    appear on your Shares certificate(s)).         -----------------------------
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    -----------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of    Same
    the Registered Holder listed in response to    -----------------------------
    item 1 above (if different from above):        Same
                                                   -----------------------------
                                                   Facsimile:
                                                             -------------------

4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number
    of the Registered Holder listed in the
    response to item 1 above:                      -----------------------------


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                     62,288
                                    ----------------------------------------

                                    INVESTOR:

                                    Watson Investment Partners, LP
                                    ----------------------------------------

                                    By: /s/ STEPHEN WATSON
                                       -------------------------------------
                                    Name:   Stephen Watson
                                    Title:  Investment Manager

                                    Address:

                                    Facsimile:

                                    Date:  April 4, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Watson Investment Partners,
    registered in (this is the name that will      L.P.
    appear on your Shares certificate(s)).         ---------------------------
    You may use a nominee name if appropriate:

2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    ---------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of    Same
    the Registered Holder listed in response to    ---------------------------
    item 1 above (if different from above):        Same
                                                   ---------------------------
                                                   Facsimile:
                                                             -----------------

4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number   ---------------------------
    of the Registered Holder listed in the
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                 913,808
                                    ----------------------------------------

                                    INVESTOR:

                                    Western Small-Cap Fund Ltd.
                                    ----------------------------------------

                                    By: /s/ STEPHEN WATSON
                                       -------------------------------------
                                    Name:   Stephen Watson
                                    Title:  Investment Manager

                                    Address:

                                    Facsimile:  (212) 692-3644

                                    Date:  April 4, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Watson Small-Cap Fund, Ltd.
    registered in (this is the name that will      ---------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    ---------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of    Same
    the Registered Holder listed in response to    ---------------------------
    item 1 above (if different from above):        Same
                                                   ---------------------------
                                                   Facsimile:
                                                             -----------------

4.  (For United States Investors:)  The Social                N/A
    Security Number or Tax Identification Number   ---------------------------
    of the Registered Holder listed in the
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:


                                                  50,288
                                    ----------------------------------------

                                    INVESTOR:

                                    Watson Small-Cap Partners II, L.P.


                                    By: /s/ STEPHEN WATSON
                                       -------------------------------------
                                    Name:   Stephen Watson
                                    Title:  Investment Manager

                                    Address:

                                    Facsimile:

                                    Date:  April 4, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Watson Small-Cap Partners
    registered in (this is the name that will      II, L.P.
    appear on your Shares certificate(s)).         -------------------------
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    -------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of    Same
    the Registered Holder listed in response to    -------------------------
    item 1 above (if different from above):
                                                   Facsimile: Same
                                                             ---------------

4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number   -------------------------
    of the Registered Holder listed in the
    response to item 1 above:

                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                               155,904
                                    ----------------------------------------

                                    INVESTOR:

                                    Watson Small-Cap Partners I, LP
                                    ----------------------------------------


                                    By: /s/ STEPHEN WATSON
                                       -------------------------------------
                                    Name:   Stephen Watson
                                    Title:  Investment Management

                                    Address:

                                    Facsimile:

                                    Date:  April 4, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Watson Small-Cap
    registered in (this is the name that will      Partners I, L.P.
    appear on your Shares certificate(s)).         ------------------------
    You may use a nominee name if appropriate:

2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of    Same
    the Registered Holder listed in response to    ------------------------
    item 1 above (if different from above):
                                                   ------------------------
                                                   Facsimile: Same
                                                             --------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number ------------------------ of the Registered Holder listed in the response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                                  200,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Special Situations Technology Fund, L.P.
                                    ----------------------------------------


                                    By: /s/ DAVID GREENHOUSE
                                       -------------------------------------
                                    Name:   David Greenhouse
                                    Title:  MD

                                    Address:

                                    Facsimile:

                                    Date:  April 4, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Special Situations Technology
    registered in (this is the name that will      Fund, L.P.
    appear on your Shares certificate(s)).         ------------------------
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3. The mailing address and facsimile number of ------------------------ the Registered Holder listed in response to
    item 1 above (if different from above):        ------------------------
                                                   Facsimile:
                                                             --------------

4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number
    of the Registered Holder listed in the
    response to item 1 above:                      ------------------------


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                                  30,000
                                    ----------------------------------------

                                    INVESTOR:

                                    J. Patterson McBaine
                                    ----------------------------------------

                                    By: /s/ J. PATTERSON MCBAINE
                                       -------------------------------------
                                    Name:   J. Patterson McBaine
                                    Title:

                                    Address:

                                    Facsimile:

                                    Date:  April 5, 2001



Please complete the following:

1.  The exact name that your Shares are to be      J. Patterson McBaine
    registered in (this is the name that will      ------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Self
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to
    item 1 above (if different from above):        ------------------------

                                                   ------------------------

                                                   ------------------------
                                                   Facsimile:
                                                             --------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number ------------------------ of the Registered Holder listed in the response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                                  100,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Jon D. Gruber
                                    ----------------------------------------


                                    By: /s/ JON D. GRUBER
                                       -------------------------------------
                                    Name:   Jon D. Gruber
                                    Title:

                                    Address:

                                    Facsimile:

                                    Date:  April 5, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Jon D. Gruber
    registered in (this is the name that will      ------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Self
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to
    item 1 above (if different from above):        ------------------------

                                                   ------------------------

                                                   ------------------------
                                                   Facsimile:
                                                             --------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number ------------------------ of the Registered Holder listed in the response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                                 120,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Gruber & McBaine International
                                    ----------------------------------------


                                    By: /s/ JON D. GRUBER
                                       -------------------------------------
                                    Name:   Jon D. Gruber
                                    Title:  Managing Member, GMCA
                                            Attorney in Fact

                                    Address:

                                    Facsimile:

                                    Date:  April 5, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Gruber & McBaine
    registered in (this is the name that will      International
    appear on your Shares certificate(s)).         ------------------------
    You may use a nominee name if appropriate:

2.  The relationship between the purchaser of      Attorney-in-fact
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to
    item 1 above (if different from above):        ------------------------

                                                   ------------------------

                                                   ------------------------
                                                   Phone:
                                                   Facsimile:
                                                             --------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number   ------------------------
    of the Registered Holder listed in the
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                                   350,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Lagunitas Partners LP
                                    ----------------------------------------

                                    By: /s/ JON D. GRUBER
                                       -------------------------------------
                                    Name:   Jon D. Gruber
                                    Title:  Managing Member, GMCM,
                                            General partner, Lagunitas Partners
                                            LP

                                    Address:

                                    Facsimile:

                                    Date:  April 5, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Lagunitas Partners LP
    registered in (this is the name that will      ------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Managing Member, GMCM
    the Shares and the Registered Holder listed    General Partner
    in response to item 1 above:                   ------------------------

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to
    item 1 above (if different from above):        ------------------------

                                                   ------------------------

                                                   ------------------------
                                                   Facsimile:
                                                             --------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number ------------------------ of the Registered Holder listed in the response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                                    64,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Patrick J. Allen
                                    ----------------------------------------


                                    By: /s/ PATRICK J. ALLEN
                                       -------------------------------------
                                    Name:   Patrick J. Allen
                                    Title:  President & COO

                                    Address:

                                    Facsimile:

                                    Date:  March 29, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Patrick J. Allen
    registered in (this is the name that will      ------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Same
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of
    the Registered Holder listed in response to    ------------------------
    item 1 above (if different from above):
                                                   ------------------------

                                                   ------------------------
                                                   Facsimile:
                                                             --------------
4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number ------------------------ of the Registered Holder listed in the response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                                   64,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Peter Hitch
                                    ----------------------------------------


                                    By: /s/ PETER HITCH
                                       -------------------------------------
                                    Name:   Peter Hitch
                                    Title:

                                    Address:

                                    Facsimile:

                                    Date:  March 11, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Peter Hitch
    registered in (this is the name that will      ------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of
    the Shares and the Registered Holder listed    ------------------------
    in response to item 1 above:

3. The mailing address and facsimile number of ------------------------ the Registered Holder listed in response to
    item 1 above (if different from above):        ------------------------
                                                   Facsimile:
                                                             --------------

4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number   ------------------------
    of the Registered Holder listed in the
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                                    64,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Johnson Capital Group, Inc.
                                    ----------------------------------------


                                    By: /s/ GUY K. JOHNSON
                                       -------------------------------------
                                    Name:   Guy K. Johnson
                                    Title:  President

                                    Address:

                                    Facsimile:

                                    Date:  March 10, 2001



Please complete the following:

1.  The exact name that your Shares are to be      Johnson Capital Group, Inc.
    registered in (this is the name that will      ---------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      Corporation
    the Shares and the Registered Holder listed    ---------------------------
    in response to item 1 above:

3. The mailing address and facsimile number of --------------------------- the Registered Holder listed in response to
    item 1 above (if different from above):        ---------------------------
                                                   Facsimile:
                                                             -----------------

4.  (For United States Investors:)  The Social
    Security Number or Tax Identification Number   ---------------------------
    of the Registered Holder listed in the
    response to item 1 above:


                      Common Stock Subscription Agreement
                                Signature Page

                      Common Stock Subscription Agreement
                           Counterpart Execution Page

By signing below, the undersigned agrees to the terms of the Interplay Entertainment Corp. Common Stock Subscription Agreement and to purchase the number of Shares set forth below.

                                    Number of Shares being purchased:

                                                  500,000
                                    ----------------------------------------

                                    INVESTOR:

                                    Spinner Global Technology Fund, Ltd.
                                    ----------------------------------------


                                    By: /s/ JOSEPH SPIEGEL
                                       -------------------------------------
                                    Name:   Joseph Spiegel
                                    Title:  Vice President

                                    Address:

                                    Facsimile:

                                    Date:  March 10, 2001


Please complete the following:
1.  The exact name that your Shares are to be      Spinner Global Technology Fund, Ltd.
    registered in (this is the name that will      ------------------------------------
    appear on your Shares certificate(s)).
    You may use a nominee name if appropriate:


2.  The relationship between the purchaser of      SAME
    the Shares and the Registered Holder listed    ------------------------------------
    in response to item 1 above:

3.  The mailing address and facsimile number of    ------------------------------------
    the Registered Holder listed in response to
    item 1 above (if different from above):        ------------------------------------
                                                   Facsimile:
                                                             --------------------------


                                                                      SCHEDULE A

                             SCHEDULE OF EXCEPTIONS
                             ----------------------

Omitted pursuant to Item 601 of Regulation S-K.

                                                                      APPENDIX I

                                FORM OF WARRANT
                                ---------------

See Exhibit 4.2.

                                                                     APPENDIX II
                         INTERPLAY ENTERTAINMENT CORP.
                 INVESTORS' CERTIFICATE OF RESALE OF THE SHARES


  The undersigned, an officer of, or other person duly authorized by _________
                                                                     [fill in

_____________________________________________________ hereby certifies that institution official name of individual or institution]

he/she [said institution] is the purchaser of the Shares evidenced by the attached stock certificate(s) and as such, sold such Shares on _________ in
                                                                 [date]

accordance with registration statement number ______________ and the [fill in the number of or otherwise identify registration statement]

requirement of delivering a current prospectus and current annual, quarterly and reports (Forms 10-K, 10-Q, and 8-K) by the Company has been complied with in connection with such sale.

Print or Type:

Name of Investor (Individual or Institution):  _________________________________

Name of Individual representing Investor
(if an Institution):                           _________________________________

Title of Individual representing Investor
(if an Institution):                           _________________________________

Signature by:

Individual Investor or Individual
representing Investor:                         _________________________________